SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 24, 2008

Earth Biofuels, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-110249	71-0915825
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 403 Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 389-9800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2008, the Company and one of the holders of the Company's Amended and Restated Senior Secured Convertible Exchangeable Notes and Series B Senior Secured Convertible Exchangeable Notes entered into an Amendment and Exchange Agreement (the “Amendment and Exchange Agreement”) and consummated the transactions contemplated thereby, pursuant to which, among other things:

•	The Company exchanged:

o
$26,000,000 of an Amended and Restated Senior Secured Convertible Exchangeable Note for a senior secured convertible note in the aggregate principal amount of $13,235,000 (the “Series C Note”), which is convertible in shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, in accordance with the terms thereof and

o
$2,000,000 of the outstanding principal amount of existing Series B Senior Secured Convertible Exchangeable Note issued to the Investor for a senior secured convertible note in the aggregate principal amount of $1,765,000 (the “Series D Note), which is convertible in shares of Common Stock in accordance with the terms thereof.

Neither the Series C Note nor the Series D Note is exchangeable into shares of common stock, par value $0.001 per share of PNG Ventures, Inc., a Nevada corporation;

•
Subject to the satisfaction of certain equity conditions, the Company may at any time, at it option, require the Investor to convert the remaining aggregate principal amount of $5,000,000 of the Amended and Restated Senior Secured Convertible Exchangeable Note of the Investor in Common Stock, in whole or in part; and

•
The Company, certain of its subsidiaries and the Investor entered into a reaffirmation agreement (the “Reaffirmation Agreement”), which reaffirms the security interest granted by the Company and certain of its subsidiaries with respect to the Amended and Restated Senior Secured Convertible Exchangeable Notes, the Series B Senior Secured Convertible Exchangeable Notes, the Series C Note and the Series D Note.

The Series C Note ranks pari passu with the Amended and Restated Senior Secured Convertible Exchangeable Notes and the Series D Note ranks pari passu with the existing Series B Senior Secured Convertible Exchangeable Notes.

The holders of the Company's Amended and Restated Senior Secured Convertible Exchangeable Notes and Series B Senior Secured Convertible Exchangeable Notes consented to the transactions contemplated by the Exchange Agreement.

A copy of the Series C Note, the Series D Note, the Form of Consent, the Amendment and Exchange Agreement and the Reaffirmation Agreement are attached hereto as exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01  Exhibits.
 (c) Exhibits.
Exhibit Number	Description

4.1	Series C Note
4.2	Series D Note
4.3	Form of Consent
10.1	Amendment and Exchange Agreement
10.2	Reaffirmation Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Biofuels, Inc.

Dated: December 29, 2008	By:	/s/ Dennis G. McLaughlin, III
Chief Executive Officer